SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter)

            Fidelity Court Street Trust II
            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the

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      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:
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FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU VIA FEDERAL EXPRESS REGARDING THE_____________________ (FIDELITY CT MUNICIPAL MONEY MARKET FUND OR SPARTAN CT MUNICIPAL MONEY MARKET FUND OR FIDELITY NJ MUNICIPAL MONEY
MARKET FUND OR SPARTAN NY INTERMEDIATE MUNICIPAL INCOME FUND).    I'M
ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS [if Spartan NY Intermediate, then "an important proposal"] THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT
YET DONE SO.
Q: HAVE YOU RECEIVED THE ______ (FIDELITY CT MUNICIPAL MONEY MARKET FUND OR SPARTAN CT MUNICIPAL MONEY MARKET FUND OR FIDELITY NJ MUNICIPAL MONEY MARKET FUND OR SPARTAN NY INTERMEDIATE MUNICIPAL INCOME FUND) PROXY MATERIAL? THE FEDERAL EXPRESS PACKAGE WAS MAILED THURSDAY NIGHT FOR FRIDAY DELIVERY.
If NO: Confirm shareholder's address.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
I WILL HAVE A NEW PROXY PACKAGE SENT TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING AND DATING THE PROXY CARD. PLEASE RESPOND WHEN YOU RECEIVE THE PACKAGE TO ENSURE THAT YOUR VOTE IS RECEIVED BEFORE THE SHAREHOLDER MEETING ON WEDNESDAY, DECEMBER17TH. THANK YOU FOR YOUR TIME. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR DECEMBER17TH.
If YES: Q. DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A. DO NOT GUESS). If the shareholder has questions that are account-specific or outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity Representative.

[Are questions outside scope of proxy statement?]
If YES: Conference in Fidelity at 1-800-544-8888, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (FIDELITY CT MUNICIPAL MONEY MARKET FUND OR SPARTAN CT MUNICIPAL MONEY MARKET FUND OR FIDELITY NJ MUNICIPAL MONEY MARKET FUND OR SPARTAN NY INTERMEDIATE MUNICIPAL INCOME FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity Rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.) [Are questions outside scope of proxy statement?]
If YES and Premium customer:
   Conference in Fidelity at 1-800-544-4442    .    Note: Premium
hours are 8    am   -8pm across all time zones    , Monday through
Friday   . When prompted enter     Premium    team number (do not
enter     "   0    05" for Team 005.  For Team 005, enter 5   ).  If
you do not have the team number, stay on the line    ,    introduce
the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (FIDELITY CT MUNICIPAL MONEY MARKET FUND OR SPARTAN CT MUNICIPAL MONEY MARKET FUND OR FIDELITY NJ MUNICIPAL MONEY MARKET FUND OR SPARTAN NY INTERMEDIATE MUNICIPAL INCOME FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A PREMIUM SHAREHOLDER ON HOLD AND HE/SHE HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)
If NO: Politely refer them to Fidelity at 1-800-544-8888. Thank the shareholder for his/ her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-544-8888.
 THANK YOU FOR YOUR TIME. (End call.)
If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone.

    TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL
WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 Q.  WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800-544-8888. (end call)
If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
Q. COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY
NUMBER?
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, they can still vote by fax or return Federal Express).
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, encourage him/her to vote by fax or return Federal Express.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. HOWEVER, YOU MAY STILL VOTE BY FAX OR RETURN FEDERAL EXPRESS. PLEASE VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR DECEMBER 17TH. THANK YOU. (End call.)
 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 IF YOU WOULD LIKE, YOU CAN VOTE "FOR" MANAGEMENT. OTHERWISE, I WILL READ YOU EACH OF THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN" FOR EACH PROPOSAL:
FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

THE PROPOSALS ARE: 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE FUND. 3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 4) TO APPROVE AN AMENDED MANAGEMENT CONTRACT THE FUND. 6) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES. 7) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF INVESTMENTS IN A SINGLE INDUSTRY.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
THE PROPOSALS ARE: 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE FUND. 3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 7) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF INVESTMENTS IN A SINGLE INDUSTRY.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
THE PROPOSALS ARE: 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE FUND. 3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 5) TO APPROVE AN AMENDED MANAGEMENT CONTRACT THE FUND. 6) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES. 7) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF INVESTMENTS IN A SINGLE INDUSTRY.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
THE MERGER PROPOSAL IS: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND AND FIDELITY NEW YORK MUNICIPAL INCOME FUND.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF
YOUR VOTE BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End call.)

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

FAX INSTRUCTIONS
[For customers who would like to fax their vote to the proxy tabulator:]
IF YOU WOULD LIKE, YOU CAN FAX YOUR SIGNED PROXY CARD TO THE PROXY TABULATOR. THE FAX NUMBER IS 1-888-451-8683. IF YOU CHOOSE TO FAX, PLEASE FAX BOTH THE FRONT AND BACK OF YOUR CARD.

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
(CIRCLE ONE)
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder
Name_______________________________________________________
Street Address
_________________________________________________________
City_________________________State_____________Zip
Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder
Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU VIA FEDERAL EXPRESS REGARDING THE ______ (FIDELITY CT MUNICIPAL MONEY MARKET FUND OR SPARTAN CT MUNICIPAL MONEY MARKET FUND OR FIDELITY NJ MUNICIPAL MONEY MARKET FUND OR SPARTAN NY INTERMEDIATE MUNICIPAL INCOME FUND). WE ARE ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS [if Spartan NY Intermediate, then "an important proposal"] THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU, SO THAT YOUR VOTE IS RECEIVED IN TIME TO BE COUNTED FOR THE DECEMBER 17TH SHAREHOLDER MEETING. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-544-8888 [IF
PREMIUM, <UNDEF> PLEASE CALL YOUR    FIDELITY     PREMIUM SERVICES
TEAM    AT 1-800-544-4442     FROM    8    AM    - 8 PM ACROSS ALL
TIME ZONES    , MONDAY THROUGH FRIDAY].  IF YOU HAVE ALREADY VOTED,
THANK YOU FOR YOUR PARTICIPATION.
IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS Please read the full text of the enclosed proxy statement. Below is a brief overview of all of the proposals found in the proxy statement that are to be voted on at the special shareholder meeting. Some of the proposals described in this overview may not apply to your fund. If you have any questions regarding the proposals, please call us at 1-800-544-8888. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
THE PROXY SAYS THAT THE BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of each fund's shareholders, including approving policy changes such as those proposed for each fund. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to a fund.
WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for each fund and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission.
WHAT IS THE CHANGE IN VOTING RIGHTS BEING PROPOSED? (PROPOSAL 3)
The proposed change would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's total dollar investment rather than by the number of shares owned.
These funds are part of a trust and some votes are conducted on a trust-wide basis. While this proposal does not currently affect money market funds, it would affect your fund if a fund with a fluctuating net asset value per share (NAV) were added to the trust in the future. Under the current system, if there were fluctuating NAV funds in the trust, there would be disproportionate voting rights since the NAV of each fund will generally diverge over time.
Here is an example of why this change is being recommended. Investor A has a $1,000 investment in a fund with a $1.00 share price and owns 1,000 shares. Investor B in the same trust has a $1,000 investment in another fund with a $10.00 share price and owns only 100 shares.
Under the current system, Investor A would have a much greater vote than Investor B on trust-wide proposals. The proposed change would give both investors the same voting rights since they both have investments currently valued at $1,000.
WHAT IS BEING AMENDED IN FIDELITY CT'S AND FIDELITY NJ'S MANAGEMENT CONTRACT? (PROPOSALS 4 AND 5)
The proposed amendments modify Fidelity CT's and Fidelity NJ's management contracts with Fidelity Management & Research Company
(FMR). The modifications would reduce the Group Fee portion of the management fee paid by the fund when FMR's assets under management exceed certain levels. The result of the modifications would be a Group Fee Rate that is the same as, or lower than, the fee payable under the present management contract.
In addition, the Amended Contract for Fidelity NJ includes a discussion of FMR's ability to use broker-dealers to execute portfolio transactions.
WHAT IS MEANT BY "ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS"? (PROPOSALS 6 AND 7)
For more than four years, we have been asking shareholders to vote by proxy on proposals to standardize investment limitations. This is being done in order to standardize these limitations for all of the funds managed by FMR. The Board of Trustees of the funds has asked FMR to analyze the investment limitations, and where appropriate, to adopt standard fundamental limitations and eliminate certain other fundamental limitations.
Fidelity believes that increased standardization will help promote operational efficiencies and facilitate monitoring of investment compliance. AS A PRACTICAL MATTER, IT IS NOT ANTICIPATED THAT THESE PROPOSALS WILL SUBSTANTIALLY AFFECT THE WAY THE FUND IS CURRENTLY MANAGED.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each share you own of a fund on the record date. The record date is October 20, 1997. WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
If enough people do not vote, we will need to take further action. We or outside solicitors may contact you by mail, telephone, facsimile, or by personal interview to encourage you to vote. All of this is costly to the funds. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings, telephone calls or other solicitations.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."